FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com
KLA-TENCOR REPORTS FISCAL 2014 SECOND QUARTER RESULTS
MILPITAS, Calif., January 23, 2014 - KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its second quarter of fiscal year 2014, which ended on December 31, 2013, and reported GAAP net income of $139 million and GAAP earnings per diluted share of $0.83 on revenues of $705 million.
“KLA-Tencor’s strong shipments, revenue and earnings during the second quarter demonstrate our market leadership and robust business model,” commented Rick Wallace, President and CEO of KLA-Tencor. “As we begin 2014, the prevailing outlook is for growth in the semiconductor equipment industry, with leading device manufacturers increasing their capital expenditures to adopt complex new device architectures and process technologies at the leading edge. The heightened yield challenges associated with these transitions are driving demand for process control and positioning KLA-Tencor for continued future success as a critical business partner to our customers.”

GAAP Results
	Q2 FY 2014	Q1 FY 2014	Q2 FY 2013
Revenues	$705 million	$658 million	$673 million
Net Income	$139 million	$111 million	$107 million
Earnings per Diluted Share	$0.83	$0.66	$0.63

Non-GAAP Results
	Q2 FY 2014	Q1 FY 2014	Q2 FY 2013
Net Income	$143 million	$115 million	$106 million
Earnings per Diluted Share	$0.85	$0.68	$0.63
A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.
KLA-Tencor will discuss the results for its fiscal year 2014 second quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Standard Time. A webcast of the call will be available at: www.kla-tencor.com
Forward-Looking Statements:
Statements in this press release other than historical facts, such as statements regarding KLA-Tencor's ability to maintain its market leadership position; the future outlook for growth in the semiconductor equipment industry; trends in the semiconductor industry relating to capital expenditures, technological advances, process control demand and next-generation technology investment by KLA-Tencor's customers; the anticipated yield and other challenges associated with these trends; and KLA-Tencor's anticipated future performance, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor's research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; KLA-Tencor's ability to successfully manage its costs; market acceptance of the company's existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor's Annual Report on Form 10-K for the year ended June 30, 2013, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:
KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, LED and other related nanoelectronics industries.  With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for more than 35 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)
Use of Non-GAAP Financial Information:
The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor's financial results presented in accordance with United States GAAP.
To supplement KLA-Tencor's condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user's overall understanding of KLA-Tencor's operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor's financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation
Condensed Consolidated Unaudited Balance Sheets

(In thousands)	December 31, 2013	June 30, 2013
ASSETS
Cash, cash equivalents and marketable securities	$2,950,661	$2,918,881
Accounts receivable, net	573,077	524,610
Inventories	663,040	634,448
Other current assets	320,756	273,564
Land, property and equipment, net	325,856	305,281
Goodwill	326,578	326,635
Purchased intangibles, net	26,098	34,515
Other non-current assets	254,668	269,423
Total assets	$5,440,734	$5,287,357
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$141,545	$115,680
Deferred system profit	243,603	157,965
Unearned revenue	47,629	60,838
Other current liabilities	495,222	527,049
Total current liabilities	927,999	861,532
Non-current liabilities:
Long-term debt	747,647	747,376
Pension liabilities	57,621	57,959
Income tax payable	62,777	59,494
Unearned revenue	58,653	42,228
Other non-current liabilities	35,830	36,616
Total liabilities	1,890,527	1,805,205
Stockholders' equity:
Common stock and capital in excess of par value	1,193,654	1,159,565
Retained earnings	2,386,801	2,359,233
Accumulated other comprehensive income (loss)	(30,248)	(36,646)
Total stockholders' equity	3,550,207	3,482,152
Total liabilities and stockholders' equity	$5,440,734	$5,287,357

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Operations

	Three months ended December 31,		Six months ended December 31,
(In thousands, except per share data)	2013	2012	2013	2012
Revenues:
Product	$544,183	$523,023	$1,045,923	$1,097,101
Service	160,946	149,988	317,543	296,619
Total revenues	705,129	673,011	1,363,466	1,393,720
Costs and operating expenses:
Costs of revenues	285,814	303,915	563,471	621,140
Engineering, research and development	134,587	121,608	266,860	241,350
Selling, general and administrative	96,746	94,241	195,242	191,426
Total costs and operating expenses	517,147	519,764	1,025,573	1,053,916
Income from operations	187,982	153,247	337,893	339,804
Interest income and other, net	(11,237)	(8,373)	(21,284)	(18,388)
Income before income taxes	176,745	144,874	316,609	321,416
Provision for income taxes	37,499	38,244	66,166	79,419
Net income	$139,246	$106,630	$250,443	$241,997
Net income per share:
Basic	$0.84	$0.64	$1.51	$1.45
Diluted	$0.83	$0.63	$1.49	$1.43
Cash dividends declared per share	$0.45	$0.40	$0.90	$0.80
Weighted-average number of shares:
Basic	166,414	166,268	166,150	166,632
Diluted	168,206	169,076	168,478	169,702

KLA-Tencor Corporation
Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended
	December 31,
(In thousands)	2013	2012
Cash flows from operating activities:
Net income	$139,246	$106,630
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,811	21,925
Asset impairment charges	1,374	—
Net gain on sale of assets	—	(1,160)
Non-cash stock-based compensation expense	14,870	14,958
Excess tax benefit from equity awards	(925)	(6,067)
Net gain on sale of marketable securities and other investments	(1,213)	(1,048)
Changes in assets and liabilities:
Decrease in accounts receivable, net	(136,562)	(77,272)
Decrease (increase) in inventories	(2,938)	28,822
Increase in other assets	(30,567)	(19,062)
Increase (decrease) in accounts payable	26,997	(12,314)
Increase in deferred system profit	77,672	14,849
Increase in other liabilities	7,506	7,182
Net cash provided by operating activities	115,271	77,443
Cash flows from investing activities:
Capital expenditures, net	(14,465)	(17,091)
Proceeds from sale of assets	—	1,838
Purchase of available-for-sale securities	(448,777)	(374,904)
Proceeds from sale of available-for-sale securities	317,034	424,900
Proceeds from maturity of available-for-sale securities	18,831	61,604
Purchase of trading securities	(11,256)	(8,744)
Proceeds from sale of trading securities	12,513	10,116
Net cash provided by (used in) investing activities	(126,120)	97,719
Cash flows from financing activities:
Issuance of common stock	37,719	23,607
Tax withholding payments related to vested and released restricted stock units	(945)	(9,471)
Common stock repurchases	(60,302)	(68,283)
Payment of dividends to stockholders	(74,983)	(66,522)
Excess tax benefit from equity awards	925	6,067
Net cash used in financing activities	(97,586)	(114,602)
Effect of exchange rate changes on cash and cash equivalents	(3,132)	(3,189)
Net increase (decrease) in cash and cash equivalents	(111,567)	57,371
Cash and cash equivalents at beginning of period	904,949	709,942
Cash and cash equivalents at end of period	$793,382	$767,313
Supplemental cash flow disclosures:
Income taxes paid, net	$48,189	$48,295
Interest paid	$26,084	$26,682
Non-cash investing activities:
Purchase of land, property and equipment	$5,923	$—

KLA-Tencor Corporation
Condensed Consolidated Unaudited Supplemental Information
(In thousands, except per share data)
Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Six months ended
		December 31, 2013	September 30, 2013	December 31, 2012	December 31, 2013	December 31, 2012
GAAP net income		$139,246	$111,197	$106,630	$250,443	$241,997
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	3,599	4,169	4,242	7,768	11,128
Restructuring, severance and other related charges	b	2,002	1,237	—	3,239	3,134
Income tax effect of non-GAAP adjustments	c	(1,777)	(1,672)	(1,392)	(3,449)	(4,371)
Discrete tax items	d	—	—	(3,514)	—	(3,514)
Non-GAAP net income		$143,070	$114,931	$105,966	$258,001	$248,374
GAAP net income per diluted share		$0.83	$0.66	$0.63	$1.49	$1.43
Non-GAAP net income per diluted share		$0.85	$0.68	$0.63	$1.53	$1.46
Shares used in diluted shares calculation		168,206	168,734	169,076	168,478	169,702
Pre-tax impact of items included in Consolidated Unaudited Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Total pre-tax GAAP to non-GAAP adjustment
Three months ended December 31, 2013
Costs of revenues	$1,921	$469	$2,390
Engineering, research and development	836	1,132	1,968
Selling, general and administrative	842	401	1,243
Total in three months ended December 31, 2013	$3,599	$2,002	$5,601
Three months ended September 30, 2013
Costs of revenues	$1,921	$651	$2,572
Engineering, research and development	836	306	1,142
Selling, general and administrative	1,412	280	1,692
Total in three months ended September 30, 2013	$4,169	$1,237	$5,406
Three months ended December 31, 2012
Costs of revenues	$1,921	$—	$1,921
Engineering, research and development	835	—	835
Selling, general and administrative	1,486	—	1,486
Total in three months ended December 31, 2012	$4,242	$—	$4,242

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a.
Acquisition related charges include amortization of intangible assets associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

b.
Restructuring, severance and other related charges include costs associated with the company’s decision in the first quarter of fiscal year 2013 to exit from the solar inspection business, as well as those associated with reductions in force. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.

c.
Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

d.
Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arise when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these or other adjustments to the cumulative windfall tax benefit that are not indicative of ongoing operating results and limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.